UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 2, 2010

Date of Report (date of earliest event reported)

ADVENT SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	0-26994	94-2901952
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Townsend Street

San Francisco, California 94103

(Address of principal executive offices)

(415) 543-7696

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
ITEM 5.07 Submission of Matters to a Vote of Security Holders
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 3.1
EXHIBIT 3.2
EXHIBIT 10.1

ITEM 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of Stockholders of Advent Software, Inc. (the “Company”) held on June 2, 2010 (the “Annual Meeting”), the stockholders of the Company voted on and approved the amended and restated 2002 Stock Plan (the “2002 Stock Plan”), including the reservation of  an additional 1,500,000 shares of common stock for issuance thereunder.

The terms and conditions of the 2002 Stock Plan are described in the Company’s Proxy Statement dated April 16, 2010 (the “2010 Proxy Statement”). The 2002 Stock Plan is attached and filed as Exhibit 10.1 to this current report on Form 8-K, and is incorporated by reference herein.

ITEM 5.03             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting, the stockholders of the Company approved amendments to the Company’s Certificate of Incorporation and Bylaws as described below in Item 5.07.  The amended and restated Certificate of Incorporation and Bylaws are attached and filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this current report on Form 8-K and are incorporated herein by reference.

ITEM 5.07             Submission of Matters to a Vote of Security Holders

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. For more information on the following proposals, see the Company’s 2010 Proxy Statement.

Proposal 1. To elect seven directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

	Number of Shares
	For	Withheld	Broker Non-Votes

John H. Scully	21,993,661	725,180	1,086,797
Stephanie G. DiMarco	22,697,501	21,340	1,086,797
A. George Battle	19,771,625	2,947,216	1,086,797
James D. Kirsner	21,853,227	865,614	1,086,797
Christine S. Manfredi	22,692,380	26,461	1,086,797
James P. Roemer	21,854,172	864,669	1,086,797
Wendell G. Van Auken	22,470,344	248,497	1,086,797

Proposal 2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010.

Number of Shares
For	Against	Abstained	Broker Non-Votes

23,691,273	108,713	5,652	—

Proposal 3. To approve the Company’s amended and restated 2002 Stock Plan, including reserving an additional 1,500,000 shares of Common Stock for issuance thereunder.

Number of Shares
For	Against	Abstained	Broker Non-Votes

17,361,042	5,348,088	9,711	1,086,797

Proposal 4. To approve an amendment to the Company’s Bylaws to provide for majority voting in uncontested director elections.

Number of Shares
For	Against	Abstained	Broker Non-Votes

23,324,601	465,040	15,997	—

Proposal 5. To approve amendments to the Company’s Second Amended and Restated Certification of Incorporation and Bylaws to permit stockholder action to be taken only at a duly called Annual or Special Meeting and to remove Stockholder Action by Written Consent.

Number of Shares
For	Against	Abstained	Broker Non-Votes

15,453,836	8,337,944	13,858	—

ITEM 9.01             Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Exhibit Description
3.1	Third Amended and Restated Certificate of Incorporation of Advent Software, Inc.
3.2	Amended and Restated Bylaws of Advent Software, Inc.
10.1	2002 Stock Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVENT SOFTWARE, INC.

By:	/s/ James S. Cox
James S. Cox
Senior Vice President and
Chief Financial Officer
(Principal Financial and Accounting Officer)

Dated:  June 8, 2010